                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                   Settlement Date       6/30/99
                                                   Determination Date    7/12/99
                                                   Distribution Date     7/15/99

I.      All Payments on the Contracts                                                 18,225,201.84
II.     All Liquidation Proceeds on the Contracts with respect to Principal              758,681.96
III.    Repurchased Contracts                                                                  0.00
IV.     Investment Earnings on Collection Account                                              0.00
V.      Servicer Monthly Advances                                                        256,527.88
VI.     Distribution from the Reserve Account                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)              113,833.90
VIII.   Transfers to the Pay-Ahead Account                                              (152,577.99)

IX.     Less:  Investment Earnings distributions                                               0.00
          (a)  To Sellers with respect to the Collection Account                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                         $19,201,667.59
                                                                                     ==============

DISTRIBUTION AMOUNTS                                 Cost per $1000
----------------------------------------------       --------------
1.  (a) Class A-1 Note Interest Distribution                                                   0.00
    (b) Class A-1 Note Principal Distribution                                                  0.00
        Aggregate Class A-1 Note Distribution          0.00000000                                                        0.00

2.  (a) Class A-2 Note Interest Distribution                                                   0.00
    (b) Class A-2 Note Principal Distribution                                                  0.00
        Aggregate Class A-2 Note Distribution          0.00000000                                                        0.00

3.  (a) Class A-3 Note Interest Distribution                                                   0.00
    (b) Class A-3 Note Principal Distribution                                                  0.00
        Aggregate Class A-3 Note Distribution          0.00000000                                                        0.00

4.  (a) Class A-4 Note Interest Distribution                                                   0.00
    (b) Class A-4 Note Principal Distribution                                                  0.00
        Aggregate Class A-4 Note Distribution          0.00000000                                                        0.00

5.  (a) Class A-5 Note Interest Distribution                                             433,026.18
    (b) Class A-5 Note Principal Distribution                                         15,730,472.63
        Aggregate Class A-5 Note Distribution        122.45074854                                               16,163,498.81

6.  (a) Class A-6 Note Interest Distribution                                             449,533.33
    (b) Class A-6 Note Principal Distribution                                                  0.00
        Aggregate Class A-6 Note Distribution          5.10833333                                                  449,533.33

7.  (a) Class A-7 Note Interest Distribution                                             291,650.00
    (b) Class A-7 Note Principal Distribution                                                  0.00
        Aggregate Class A-7 Note Distribution          5.11666667                                                  291,650.00

8.  (a) Class A-8 Note Interest Distribution                                             441,291.67
    (b) Class A-8 Note Principal Distribution                                                  0.00
        Aggregate Class A-8 Note Distribution          5.19166667                                                  441,291.67

9.  (a) Class A-9 Note Interest Distribution                                             321,266.67
    (b) Class A-9 Note Principal Distribution                                                  0.00
        Aggregate Class A-9 Note Distribution          5.26666667                                                  321,266.67

10. (a) Class A-10 Note Interest Distribution                                            345,041.67
    (b) Class A-10 Note Principal Distribution                                                 0.00
        Aggregate Class A-10 Note Distribution         5.30833333                                                  345,041.67

11. (a) Class B Certificate Interest Distribution                                        244,679.31
    (b) Class B Certificate Principal Distribution                                             0.00
        Aggregate Class B Certificate Distribution     5.45000000                                                  244,679.31

12. Servicer Payment

    (a) Servicing Fee                                                                    202,826.99
    (b) Reimbursement of prior Monthly Advances                                          498,334.46
        Total Servicer Payment                                                                                     701,161.45

13. Deposits to the Reserve Account                                                                                243,544.69

Total Distribution Amount                                                                                      $19,201,667.59
                                                                                                               ==============

Reserve Account distributions:
------------------------------
    (a) Amounts to the Sellers (Chase USA) from Excess Collections                        31,246.78
    (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections            212,297.91
    (c) Distribution from the Reserve Account to the Sellers(Chase USA)                   45,363.14
    (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)       308,207.70
             Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                         $597,115.53
                                                                                                               ==============

                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                             0.00
        (b) Class A-2 Notes    @            5.852%                                             0.00
        (c) Class A-3 Notes    @            5.919%                                             0.00
        (d) Class A-4 Notes    @            6.020%                                             0.00
        (e) Class A-5 Notes    @            6.050%                                       433,026.18
        (f) Class A-6 Notes    @            6.130%                                       449,533.33
        (g) Class A-7 Notes    @            6.140%                                       291,650.00
        (h) Class A-8 Notes    @            6.230%                                       441,291.67
        (i) Class A-9 Notes    @            6.320%                                       321,266.67
        (j) Class A-10 Notes   @            6.370%                                       345,041.67
               Aggregate Interest on Notes                                                                   2,281,809.51
        (k) Class B Certificates @          6.540%                                                             244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                    0.00
        (b) Class A-2 Notes                                                                    0.00
        (c) Class A-3 Notes                                                                    0.00
        (d) Class A-4 Notes                                                                    0.00
        (e) Class A-5 Notes                                                                    0.00
        (f) Class A-6 Notes                                                                    0.00
        (g) Class A-7 Notes                                                                    0.00
        (h) Class A-8 Notes                                                                    0.00
        (i) Class A-9 Notes                                                                    0.00
        (j) Class A-10 Notes                                                                   0.00
        (k) Class B Certificates                                                               0.00

3.   Total Distribution of Interest                      Cost per $1000
                                                         --------------
        (a) Class A-1 Notes                                0.00000000                          0.00
        (b) Class A-2 Notes                                0.00000000                          0.00
        (c) Class A-3 Notes                                0.00000000                          0.00
        (d) Class A-4 Notes                                0.00000000                          0.00
        (e) Class A-5 Notes                                3.28050134                    433,026.18
        (f) Class A-6 Notes                                5.10833333                    449,533.33
        (g) Class A-7 Notes                                5.11666667                    291,650.00
        (h) Class A-8 Notes                                5.19166667                    441,291.67
        (i) Class A-9 Notes                                5.26666667                    321,266.67
        (j) Class A-10 Notes                               5.30833333                    345,041.67
              Total Aggregate Interest on Notes                                                                  2,281,809.51
        (k) Class B Certificates                           5.45000000                                              244,679.31

                 PRINCIPAL
--------------------------------------------
                                                         No. of Contracts
                                                         ----------------
1.   Amount of Stated Principal Collected                                              4,433,547.48
2.   Amount of Principal Prepayment Collected                 460                      9,911,446.46
3.   Amount of Liquidated Contract                             42                      1,385,478.69
4.   Amount of Repurchased Contract                             0                              0.00

       Total Formula Principal Distribution Amount                                                              15,730,472.63
5.   Principal Balance before giving effect to Principal Distribution                 Pool Factor
                                                                                      -----------
        (a) Class A-1 Notes                                                             0.0000000                        0.00
        (b) Class A-2 Notes                                                             0.0000000                        0.00
        (c) Class A-3 Notes                                                             0.0000000                        0.00
        (d) Class A-4 Notes                                                             0.0000000                        0.00

        (e) Class A-5 Notes                                                             0.6506780               85,889,489.71
        (f) Class A-6 Notes                                                             1.0000000               88,000,000.00
        (g) Class A-7 Notes                                                             1.0000000               57,000,000.00
        (h) Class A-8 Notes                                                             1.0000000               85,000,000.00
        (i) Class A-9 Notes                                                             1.0000000               61,000,000.00
        (j) Class A-10 Notes                                                            1.0000000               65,000,000.00
        (k) Class B Certificates                                                        1.0000000               44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                              0.00
        (b) Class A-2 Notes                                                                                              0.00
        (c) Class A-3 Notes                                                                                              0.00
        (d) Class A-4 Notes                                                                                              0.00
        (e) Class A-5 Notes                                                                                              0.00
        (f) Class A-6 Notes                                                                                              0.00
        (g) Class A-7 Notes                                                                                              0.00
        (h) Class A-8 Notes                                                                                              0.00
        (i) Class A-9 Notes                                                                                              0.00
        (j) Class A-10 Notes                                                                                             0.00
        (k) Class B Certificates                                                                                         0.00

7.   Principal Distribution                              Cost per $1000
                                                         --------------
        (a) Class A-1 Notes                                 0.00000000                                                   0.00
        (b) Class A-2 Notes                                 0.00000000                                                   0.00
        (c) Class A-3 Notes                                 0.00000000                                                   0.00
        (d) Class A-4 Notes                                 0.00000000                                                   0.00
        (e) Class A-5 Notes                               119.17024720                                          15,730,472.63
        (f) Class A-6 Notes                                 0.00000000                                                   0.00
        (g) Class A-7 Notes                                 0.00000000                                                   0.00
        (h) Class A-8 Notes                                 0.00000000                                                   0.00
        (i) Class A-9 Notes                                 0.00000000                                                   0.00
        (j) Class A-10 Notes                                0.00000000                                                   0.00
        (k) Class B Certificates                            0.00000000                                                   0.00

8.   Principal Balance after giving effect to Principal Distribution                  Pool Factor
                                                                                      -----------
        (a) Class A-1 Notes                                                             0.0000000                        0.00
        (b) Class A-2 Notes                                                             0.0000000                        0.00
        (c) Class A-3 Notes                                                             0.0000000                        0.00
        (d) Class A-4 Notes                                                             0.0000000                        0.00
        (e) Class A-5 Notes                                                             0.5315077               70,159,017.08
        (f) Class A-6 Notes                                                             1.0000000               88,000,000.00
        (g) Class A-7 Notes                                                             1.0000000               57,000,000.00
        (h) Class A-8 Notes                                                             1.0000000               85,000,000.00
        (i) Class A-9 Notes                                                             1.0000000               61,000,000.00
        (j) Class A-10 Notes                                                            1.0000000               65,000,000.00
        (k) Class B Certificates                                                        1.0000000               44,895,285.54

                 POOL DATA
--------------------------------------------                                                   Aggregate
                                                                      No. of Contracts     Principal Balance
                                                                      ----------------     -----------------
1.   Pool Stated Principal Balance as of    6/30/99                       16,873            471,054,302.62

2.   Delinquency Information                                                                                     % Delinquent
                                                                                                                 ------------
              (a) 31-59 Days                                                 129              2,971,501.16              0.631%
              (b) 60-89 Days                                                  43              1,092,796.43              0.232%
              (c) 90-119 Days                                                 30              1,049,825.24              0.223%
              (d) 120 Days +                                                  98              2,531,316.92              0.537%


3.   Contracts Repossessed during the Due Period                              11                422,515.66

4.   Current Repossession Inventory                                           39              1,533,497.45

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables             42              1,385,478.69
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                              758,681.96
                                                                                            --------------
       Total Aggregate Net Losses for the preceding Collection Period                                              626,796.73

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                               3,139,484.13

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)       441                                 6,414,274.10

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                        9.258%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                         110.761

             TRIGGER ANALYSIS
--------------------------------------------
1.  (a) Average Delinquency Percentage                   1.373%
    (b) Delinquency Percentage Trigger in effect?                            NO

2.  (a) Average Net Loss Ratio                           0.085%
    (b) Net Loss Ratio Trigger in effect?                                    NO
    (c) Net Loss Ratio (using ending Pool Balance)       0.118%

3.  (a) Servicer Replacement Percentage                  0.948%
    (b) Servicer Replacement Trigger in effect?                              NO

               MISCELLANEOUS
--------------------------------------------
1.  Monthly Servicing Fees                                                                                         202,826.99

2.  Servicer Advances                                                                                              256,527.88

3.  (a)  Opening Balance of the Reserve Account                                                                  9,735,695.51
    (b)  Deposits to the Reserve Account                                                 243,544.69
    (c)  Investment Earnings in the Reserve Account                                       38,961.38
    (d)  Distribution from the Reserve Account                                          (597,115.53)
    (e)  Ending Balance of the Reserve Account                                                                   9,421,086.05

4.  Specified Reserve Account Balance                                                                            9,421,086.05

5.  (a)  Opening Balance in the Pay-Ahead Account                                                                  444,590.64
    (b)  Deposits to the Pay-Ahead Account from the Collection Account                   152,577.99
    (c)  Investment Earnings in the Pay-Ahead Account                                          0.00
    (d)  Transfers from the Pay-Ahead Account to the Collection Account                 (113,833.90)
    (e)  Ending Balance in the Pay-Ahead Account                                                                   483,334.73